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EXHIBIT 10.29

                        USAF CRADA NUMBER 02-263-AMWC-02
                 COOPERATIVE RESEARCH AND DEVELOPMENT AGREEMENT
                                     BETWEEN
                           USAF AIR MOBILITY BATTLELAB
                                       AND
                                  EUROTECH LTD.

ARTICLE 1.  PREAMBLE

1.1 This Cooperative Research and Development Agreement (Agreement) for performing the work described in the Work Plan attached hereto as Appendix A is entered into pursuant to 15 U.S.C. ss. 3710a (as amended) and Air Force Policy Directive 61-3 and Air Force Instruction 61-302 by and between Eurotech Ltd. (Hereinafter referred to as "Collaborator"), located at 10306 Eaton Place Suite 220 Fairfax, VA 22030 USA and the United States of America as represented by the Department of the Air Force, USAF Air Mobility Battlelab, (hereinafter referred to as the "Air Force Activity"), located at Fort Dix, New Jersey. The terms and conditions of this Agreement are set forth as follows.


ARTICLE 2.  DEFINITIONS

2.1 As used in this Agreement, the following terms shall have the following meanings and such meanings shall be applicable to both the singular and plural forms of the terms. All other terms of this Agreement shall be ascribed their plain, commonly accepted definitions.

2.2 "CREATED" in relation to any copyrightable work means when the work is fixed in any tangible medium of expression for the first time, as provided for at 17 U.S.C.ss.101.

2.3 "EFFECTIVE DATE" means the earlier of: (a) the date of the last signature of the duly authorized representatives of the parties and the REVIEWING OFFICIAL; or (b) thirty (30) days after the receipt of a signed copy of this Agreement by the REVIEWING OFFICIAL without that official taking any action thereon.

2.4     "GOVERNMENT" means the Government of the United States of America.

2.5 "SPECIAL PURPOSE LICENSE" means a license to the GOVERNMENT conveying a nonexclusive, nontransferable, irrevocable, worldwide, royalty-free license to practice and have practiced an INVENTION for or on behalf of the GOVERNMENT for research or other government purposes and conveying a nonexclusive, nontransferable, irrevocable, worldwide, royalty-free


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        license to use, duplicate, prepare derivative works, distribute or disclose copyrighted works or Proprietary Information in whole or in part and in any manner, and to have or permit others to do so, for research or other government purposes. Research or other government purposes include competitive procurement, but do not include the right to have or permit others to practice an INVENTION or use, duplicate, prepare derivative works, distribute or disclose copyrighted works or Proprietary Information for commercial purposes.

2.6 "INVENTION" means any invention or discovery that is or may be patentable or otherwise protectable under Title 35 of the United States Code or any novel variety of plant which is or may be protectable under the Plant Variety Protection Act (7 U.S.C. ss. 2321 ET SEQ).

2.7 "MADE" in relation to any INVENTION means the conception or first actual reduction to practice of such INVENTION.

2.8 "Proprietary Information" means information which embodies trade secrets or which is confidential technical, business or financial information provided that such information:
        i) is not generally known, or is not available from other sources without obligations concerning its confidentiality;
        ii) has not been made available by the owners to others without obligation concerning its confidentiality;
        iii) is not described in an issued patent or a published copyrighted work or is not otherwise available to the public without obligation concerning its confidentiality; or
        iv) can be withheld from disclosure under 15 U.S.C.ss. 3710a(c)(7)(A) & (B) and the Freedom of Information Act, 5 U.S.C.ss.552 ET SEQ; and
        v) is identified as such by labels or markings designating the information as proprietary.

2.9 "REVIEWING OFFICIAL" means the authorized representative of the Department of the Air Force who is identified on the signature page of this Agreement.

2.10 "UNDER" as used in the phrase "Under this Agreement" means within the scope of work to be performed as described in the Work Plan.


ARTICLE 3.  WORK PLAN

3.1 Appendix A sets forth the nature and scope of the work to be performed UNDER THIS AGREEMENT, including any equipment, maintenance and other support, and any associated reporting requirements.


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3.2     The COLLABORATOR may inspect GOVERNMENT property identified in Appendix
        A prior to use. Such property may be repaired or modified at the COLLABORATOR'S expense only after obtaining the written approval of the AIR FORCE ACTIVITY. Any repair or modification of the property shall not affect the title of the GOVERNMENT. Unless AIR FORCE ACTIVITY hereafter otherwise agrees, the COLLABORATOR shall, at no expense to the AIR FORCE ACTIVITY, return all GOVERNMENT property after termination or expiration of this AGREEMENT in the condition in which it was received, normal wear and tear excepted. Unless the COLLABORATOR hereafter otherwise agrees, the AIR FORCE ACTIVITY shall return all of COLLABORATOR's property after termination or expiration of this AGREEMENT in the condition in which it was received, normal wear and tear excepted.

3.3 The parties agree to confer and consult with each other prior to publication or other public disclosure of the results of work UNDER THIS AGREEMENT to ensure that no PROPRIETARY INFORMATION or military critical technology or other controlled information is released. Prior to submitting a manuscript for publication or before any other public disclosure, each party will offer the other party ample opportunity to review such proposed publication or disclosure, to submit objections, and to file applications for patents in a timely manner.


ARTICLE 4.  FINANCIAL OBLIGATIONS

4.1 Except as otherwise stated in the Work Plan described in Appendix A, each party shall bear it own expenses in the performance of work UNDER THIS AGREEMENT.

4.2 The COLLABORATOR is responsible for the shipment of all COLLABORATOR owned property.

4.3 This Agreement does not create any contractual obligation, express or implied, on Air Force Activity and/or Government to purchase goods or services from COLLABORATOR.


ARTICLE 5.  PATENTS

5.1 DISCLOSURE OF INVENTIONS. Each party shall report to the other party, in writing, each INVENTION MADE Under this Agreement, promptly after the existence of each such INVENTION, in the exercise of reasonable diligence, becomes known.

5.2 RIGHTS IN INVENTIONS. Each party shall separately own any INVENTION MADE solely by its respective employees Under this Agreement. INVENTIONS MADE jointly by the Air Force Activity and the Collaborator employees shall be jointly owned by both parties. The Collaborator shall have an option to choose an exclusive license for a pre-negotiated field of use at a reasonable royalty rate, subject to the conditions set forth in 15 U.S.C.ss. 3710a(b)(1)(A), (B) & (C), in any INVENTION MADE in whole or in part by Air Force Activity employees Under this Agreement. The Collaborator shall exercise the option to obtain a license by giving

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        written notice thereof to the Air Force Activity within three (3) months after disclosure of the INVENTION under paragraph 5.1. The royalty rate, field of use and other terms and conditions of the license shall be set forth in a separate license agreement and shall be negotiated promptly after notice is given. The Collaborator hereby grants to the GOVERNMENT, in advance, a SPECIAL PURPOSE LICENSE in any INVENTION MADE by the Collaborator employees Under this Agreement.

5.3 FILING PATENT APPLICATIONS. The Collaborator shall have the first option to file a patent application on any INVENTION MADE Under this Agreement, which option shall be exercised by giving notice in writing to the Air Force Activity within three (3) months after disclosure of the INVENTION under paragraph 5.1, and by filing a patent application in the U.S. Patent and Trademark Office within six (6) months after written notice is given. If the Collaborator elects not to file or not to continue prosecution of a patent application on any such INVENTION in any country or countries, the Collaborator shall notify the Air Force Activity thereof at least three (3) months prior to the expiration of any applicable filing or response deadline, priority period or statutory bar date. In any country in which the Collaborator does not file, or does not continue prosecution of, or make any required payment on, an application or patent on any such INVENTION, the Air Force Activity may file, or continue prosecution of, or make any required payment on, an application or patent, and the Collaborator agrees, upon request by the Air Force Activity, to assign to the GOVERNMENT all right, title and interest of the Collaborator in any such application or patent and to cooperate with the Air Force Activity in executing all necessary documents and obtaining cooperation of its employees in executing such documents related to such application or patent. The party filing an application shall provide a copy thereof to the other party.

        NOTE: Any patent application filed on any INVENTION MADE Under this Agreement shall include in the patent specification thereof the statement: "This invention was made in the performance of a Cooperative Research and Development Agreement with the Department of the Air Force. The Government of the United States has certain rights to use the invention."

5.4 PATENT EXPENSES. Unless otherwise agreed, the party filing an application shall pay all patent application preparation and filing expenses and issuance, post issuance and patent maintenance fees associated with that application.


ARTICLE 6.  COPYRIGHTS

6.1 The Collaborator shall own the copyright in all works CREATED in whole or in part by the Collaborator Under this Agreement, which are copyrightable under Title 17, United States Code. The Collaborator shall mark any such works with a copyright notice showing the Collaborator as an owner and shall have the option to register the copyright at the Collaborator'S expense.

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6.2     The Collaborator hereby grants in advance to the GOVERNMENT a SPECIAL
        PURPOSE LICENSE in all copyrighted works CREATED Under this Agreement. The Collaborator will prominently mark each such copyrighted work subject to the SPECIAL PURPOSE LICENSE with the words: "This work was created in the performance of a Cooperative Research and Development Agreement with the Department of the Air Force. The Government of the United States has certain rights to use this work."

6.3 The Collaborator shall furnish to the Air Force Activity, at no cost to the Air Force Activity, three (3) copies of each work CREATED in whole or in part by the Collaborator Under this Agreement.


ARTICLE 7.  PROPRIETARY INFORMATION

7.1 Neither party to this AGREEMENT shall deliver to the other party any PROPRIETARY INFORMATION not developed UNDER this AGREEMENT, except with the written consent of the receiving party. Unless otherwise expressly provided in a separate document, such PROPRIETARY INFORMATION shall not be disclosed by the receiving party except under a written AGREEMENT of confidentiality to employees and contractors of the receiving party who have a need for the information in connection with their duties UNDER THIS AGREEMENT. Neither party shall be liable for release of unmarked information.

7.2.1 PROPRIETARY INFORMATION developed UNDER THIS AGREEMENT shall be owned by the developing party, and any jointly developed PROPRIETARY INFORMATION shall be jointly owned. GOVERNMENT shall have a SPECIAL PURPOSE LICENSE to use, duplicate and disclose, in confidence, and to authorize others to use, duplicate and disclose, in confidence, for government purposes, any such PROPRIETARY INFORMATION developed UNDER THIS AGREEMENT solely by the COLLABORATOR. The COLLABORATOR may use, duplicate and disclose, in confidence, and authorize others on its behalf to use, duplicate and disclose, in confidence, any such PROPRIETARY INFORMATION developed UNDER THIS AGREEMENT solely by the Air Force Activity. PROPRIETARY INFORMATION developed UNDER THIS AGREEMENT shall be exempt from the Freedom of Information Act, 5 U.S.C.ss. 552 et seq., as provided at 15 U.S.C.ss. 3710a(c)(7)(A) & (B). The exemption for PROPRIETARY INFORMATION developed jointly by the parties or solely by the Air Force Activity shall expire not later than five years from the date of development of such PROPRIETARY INFORMATION.

7.2.2 It is expressly agreed herein that the Acoustic Core Technology equipment developed by COLLABORATOR'S proprietary transfer function optimization software shall be treated as PROPRIETARY INFORMATION. In respect to this PROPRIETARY INFORMATION, the Government's rights under a Special Purpose License shall not include the right of disclosure to non-Government 3rd parties, nor the right of use for competitive procurement. This does not preclude the AIR FORCE ACTIVITY comparing the results of the COLLABORATOR's system with the results of similar systems.

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ARTICLE 8.  TERM, MODIFICATION, EXTENSION TERMINATION AND DISPUTES

8.1 TERM AND EXTENSION. The term of this AGREEMENT is for a period of 18 months, commencing on the EFFECTIVE DATE of this AGREEMENT. This AGREEMENT shall expire at the end of this term unless both parties hereto agree in writing to extend it further. Expiration of this AGREEMENT shall not affect the rights and obligations of the parties accrued prior to expiration.

8.2 MODIFICATION. Any modifications of this AGREEMENT shall be by mutual written AGREEMENT signed by the parties' representatives authorized to execute this AGREEMENT and attached hereto. A copy of any modifications will be forwarded to the REVIEWING OFFICIAL for information purposes.

8.3 TERMINATION. Either party may terminate this AGREEMENT for any reason upon delivery of written notice to the other party at least one (1) month prior to such termination. Termination of this AGREEMENT shall not affect the rights and obligations of the parties accrued prior to the date of termination of this AGREEMENT. In the event of termination by either party, each party shall be responsible for its own costs incurred through the date of termination, as well as its own costs incurred after the date of termination and which are related to the termination. If the AIR FORCE ACTIVITY terminates this AGREEMENT, it shall not be liable to the COLLABORATOR or its contractors or subcontractors for any costs resulting from or related to the termination, including, but not limited to, consequential damages or any other costs. In the event that the AIR FORCE ACTIVITY terminates this AGREEMENT prior to the completion of the work outlined in Appendix A, the Air Force shall return all of COLLABORATOR's equipment in the condition in which it was received, normal wear and tear excepted.

8.4 DISPUTES. All disputes arising out of, or related to, this AGREEMENT shall be resolved in accordance with this Article.

        8.4.1 The parties shall attempt to resolve disputes between themselves. Resolution attempts must be documented and kept on file by the local technology transfer focal point for the AIR FORCE ACTIVITY. Either party may refer in writing any dispute which is not disposed of by AGREEMENT of the parties to the REVIEWING OFFICIAL for decision.

        8.4.2     REVIEWING OFFICIAL. The REVIEWING OFFICIAL shall within sixty
                  (60) days of the receipt of the dispute, notify the parties of the decision. This decision shall be final and conclusive unless, within thirty (30) days from the date of receipt of such copy, either party submits to the REVIEWING OFFICIAL, a written appeal addressed to the Office of the Assistant Secretary of the Air Force (Acquisition), Deputy Assistant Secretary (Science, Technology, and Engineering).

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        8.4.3     Office of the Assistant Secretary of the Air Force
                  (Acquisition), Deputy Assistant Secretary (Science, Technology, and Engineering). The decision of the Assistant Secretary of the Air Force (Acquisition), Deputy Assistant Secretary (Science, Technology, and Engineering), or his duly authorized representative, on the appeal shall be final and conclusive.

8.5 Continuation of Work. Pending the resolution of any such dispute, work UNDER THIS AGREEMENT will continue as elsewhere provided herein.


ARTICLE 9.  REPRESENTATIONS AND WARRANTIES

9.1 The Air Force Activity hereby represents and warrants to the Collaborator as follows:

        9.1.1 MISSION. The performance of the activities specified by this Agreement are consistent with the mission of the Air Force Activity.

        9.1.2 AUTHORITY. All prior reviews and approvals required by regulations or law have been obtained by the Air Force Activity prior to the execution of the Agreement. The Air Force Activity official executing this Agreement has the requisite authority to do so.

        9.1.3 STATUTORY COMPLIANCE. The Air Force Activity, prior to entering into this Agreement, has (1) given special consideration to entering into cooperative research and development agreements with small business firms and consortia involving small business firms; (2) given preference to business units located in the United States which agree that products embodying an INVENTION MADE Under this Agreement or produced through the use of such INVENTION will be manufactured substantially in the United States; and (3) taken into consideration, in the event this Agreement is made with an industrial organization or other person subject to the control of a foreign company or government, whether or not such foreign government permits United States agencies, organizations, or other persons to enter into cooperative research and development agreements and licensing agreements with such foreign country.

9.2 The Collaborator hereby represents and warrants to the Air Force Activity as follows:

         9.2.1 CORPORATE ORGANIZATION. The Collaborator, as of the date hereof, is a corporation duly organized, validly existing and in good standing under the laws of the United States of America, and is a wholly owned subsidiary of Eurotech Ltd, USA corporation.
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         9.2.2    STATEMENT OF OWNERSHIP. The Collaborator is a US owned or a subsidiary of a US-owned entity. The Collaborator has the right to assignment of all INVENTIONS MADE and copyrightable works CREATED by its employees Under this Agreement.

         9.2.3 AUTHORITY. The Collaborator official executing this Agreement has the requisite authority to enter into this Agreement and the Collaborator is authorized to perform according to the terms thereof.


ARTICLE 10.  LIABILITY

10.1 PROPERTY. All property is to be furnished "as is." Except as otherwise provided in this Agreement or the attached Work Plan, no party to this Agreement shall be liable to any other party for any property of that other party consumed, damaged or destroyed in the performance of this Agreement, unless it is due to the gross negligence or willful misconduct of the party or an employee or agent of the party.

10.2 COLLABORATOR EMPLOYEES. The Collaborator agrees to indemnify and hold harmless and defend the GOVERNMENT, its employees and agents, against any liability or loss for any claim made by an employee or agent of the Collaborator, or persons claiming through them, for death, injury, loss or damage to their person or property arising in connection with this Agreement, except to the extent that such death, injury, loss or damage arises solely from the negligence of the Air Force Activity or its employees.

10.3 NO WARRANTY. EXCEPT AS SPECIFICALLY STATED IN ARTICLE 9, OR IN A LATER AGREEMENT, THE PARTIES MAKE NO EXPRESS OR IMPLIED WARRANTY AS TO ANY MATTER WHATSOEVER, INCLUDING THE CONDITIONS OF THE RESEARCH OR ANY INVENTION OR OTHER INTELLECTUAL PROPERTY, OR PRODUCT, WHETHER TANGIBLE OR INTANGIBLE, MADE, OR DEVELOPED UNDER THIS AGREEMENT, OR THE MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE OF THE RESEARCH OR ANY INVENTION OR OTHER INTELLECTUAL PROPERTY, OR PRODUCT. THE PARTIES FURTHER MAKE NO WARRANTY THAT THE USE OF ANY INVENTION OR OTHER INTELLECTUAL PROPERTY OR PRODUCT CONTRIBUTED, MADE OR DEVELOPED UNDER THIS AGREEMENT WILL NOT INFRINGE ANY OTHER UNITED STATES OR FOREIGN PATENT OR OTHER INTELLECTUAL PROPERTY RIGHT. IN NO EVENT WILL ANY PARTY BE LIABLE TO ANY OTHER PARTY FOR PUNITIVE, EXEMPLARY, OR CONSEQUENTIAL DAMAGES.

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10.4    OTHER LIABILITY. The GOVERNMENT shall not be liable to any party to this
        Agreement, whether directly or by way of contribution or indemnity, for any claim made by any person or other entity for personal injury or death or for property damage or loss, arising in any way from this Agreement, including, but not limited to, the later use, sale or other disposition of research and technical developments, whether by resulting products or otherwise, whether made or developed Under this Agreement or contributed by either party pursuant to this Agreement, except as provided under the Federal Tort Claims Act (28 U.S.C. ss. 2671 ET SEQ) or other Federal law where sovereign immunity has been waived.


ARTICLE 11.  GENERAL TERMS AND PROVISIONS

11.1 DISPOSAL OF TOXIC OR OTHER WASTE. The Collaborator shall be responsible for removal and disposal from Air Force Activity premises of toxic or other material provided or generated by Collaborator in the course of performing this Agreement, except that, for purposes of this Agreement, removal and disposal of hazardous materials and wastes in amounts and of types typically produced during operation of the Air Force Activity facilities described in the Work Plan will be the responsibility of the Air Force Activity. Removal and disposal of hazardous materials and wastes over and above amounts and different from types typically produced during operation of the Air Force Activity facilities described in the Work Plan will be the responsibility of Collaborator. Collaborator shall obtain at its own expense all necessary permits and licenses as required by local, state, and Federal law and regulation and shall conduct such removal and disposal in a lawful and environmentally responsible manner.

11.2 FORCE MAJEURE. Neither party shall be in breach of this Agreement for any failure of performance caused by any event beyond its reasonable control and not caused by the fault or negligence of that party. In the event such a force majeure event occurs, the party unable to perform shall promptly notify the other party and shall in good faith maintain such part performance as is reasonably possible and shall resume full performance as soon as is reasonably possible.

11.3 RELATIONSHIP OF THE PARTIES. The parties to this Agreement and their employees are independent contractors and are not agents of each other, joint venturers, partners or joint parties to a formal business organization of any kind. Neither party is authorized or empowered to act on behalf of the other with regard to any contract, warranty or representation as to any matter, and neither party will be bound by the acts or conduct of the other. Each party will maintain sole and exclusive control over its own personnel and operations.

11.4 PUBLICITY/USE OF NAME ENDORSEMENT. Any public announcement of this Agreement shall be coordinated between the Collaborator, the Air Force Activity and the public affairs office supporting the Air Force Activity. By entering into this Agreement, the Air Force Activity or the GOVERNMENT does not directly or indirectly endorse any product or service provided, or to be provided, by Collaborator, its successors, assignees, or licensees. The Collaborator shall not in any way imply that this Agreement is an endorsement of any such product or service.

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11.5    NO BENEFITS. No member of, or delegate to the United States Congress, or resident commissioner, shall be admitted to any share or part of this Agreement, nor to any benefit that may arise there from; but this provision shall not be construed to extend to this Agreement if made with a corporation for its general benefit.

11.6 GOVERNING LAW. The construction, validity, performance and effect of this Agreement for all purposes shall be governed by the laws applicable to the GOVERNMENT.

11.7 WAIVER OF RIGHTS. Any waiver shall be in writing and provided to all other parties. Failure to insist upon strict performance of any of the terms and conditions hereof, or failure or delay to exercise any rights provided herein or by law, shall not be deemed a waiver of any rights of any party hereto.

11.8 SEVERABILITY. The illegality or invalidity of any provision of this Agreement shall not impair, affect or invalidate the other provisions of this Agreement.

11.9 ASSIGNMENT. Neither this Agreement nor any rights or obligations of any party hereunder shall be assigned or otherwise transferred by any party without the prior written consent of all other parties.

11.10 CONTROLLED INFORMATION. The parties understand that information and materials provided pursuant to or resulting from this Agreement may be export controlled, classified, or unclassified sensitive and protected by law, executive order or regulation. Nothing in this Agreement shall be construed to permit any disclosure in violation of those restrictions.


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ARTICLE 12.  NOTICES

12.1. Notices specified in this Agreement shall be deemed made if given and addressed as set forth below.

A. Send formal notices under this Agreement by prepaid certified U.S. Mail to:

        Air Force Activity:         Attn: (ORTA) - staff
        Address                     SMSgt John Acosta
                                    AMWC/WCB
                                    5656 Texas Ave
                                    Fort Dix NJ 08640-5403



Collaborator:             Attn:
Address


                                    Mr Don V. Hahnfeldt,CEO
                                    Eurotech Ltd.
                                    10306 Eaton Place Suite 220
                                    Fairfax, VA 22030
                                    USA


B. Send correspondence on technical matters by prepaid ordinary U.S. Mail to:

        Air Force Activity:         Attn: (ORTA) - staff
        Address                     SMSgt John Acosta
                                    AMWC/WCB
                                    5656 Texas Ave
                                    Fort Dix NJ 08640-5403



Collaborator:                       Attn:   Robert Tarini
Address:                            88 Royal Little Drive
                                    Providence, RI 02904
                                    USA


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         IN WITNESS WHEREOF, the Parties have executed this Agreement in duplicate through their duly authorized representatives as follows:

               COLLABORATOR                         AIR FORCE ACTIVITY
               ------------                         ------------------

               EUROTECH. LTD                      AIR MOBILITY BATTLELAB
         (Name of Collaborator)                 (Name of Air Force Activity)

             DON V. HAHNFELDT                   MARK J. SURINA, LT COL, USAF
    (NAME OF OFFICIAL--PRINTED OR TYPED)    (NAME OF OFFICIAL--PRINTED OR TYPED)

           /S/ DON V. HAHNFELDT                     /S/ MARK J. SURINA
          (SIGNATURE OF OFFICIAL)                 (SIGNATURE OF OFFICIAL)

                 PRESIDENT                   COMMANDER, AIR MOBILITY BATTLELAB
            (TITLE OF OFFICIAL)                    (TITLE OF OFFICIAL)

  10306 EATON PLACE, STE 220 FAIRFAX, VA  5656 TEXAS AVE, FORT DIX NJ 08640-5403
           (ADDRESS OF OFFICIAL)                 (ADDRESS OF OFFICIAL)

            SEPTEMBER 24, 2002                        OCTOBER 18, 2002
               (DATE SIGNED)                            (DATE SIGNED)

             REVIEWED AND APPROVED BY AIR FORCE REVIEWING OFFICIAL:
             ------------------------------------------------------

                      PAUL D. NIELSEN, MAJOR GENERAL, USAF
            (NAME OF AIR FORCE REVIEWING OFFICIAL--PRINTED OR TYPED)

                    COMMANDER, AIR FORCE RESEARCH LABORATORY
                            (TITLE--PRINTED OR TYPED)

        /S/ PAUL D. NIELSEN                             NOVEMBER 18, 2002
           (SIGNATURE)                                       (DATE)



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                                   APPENDIX A
                                   ----------

                                    WORK PLAN
                                    ---------

1.0  Title.  Acoustic Technology Explosive Detection Demonstration

2.0 Objective. This program will develop a system that will demonstrate the effectiveness of Acoustic Core(TM) technology to non-intrusively detect explosive materials in cargo and/or vehicles.

3.0 Background. The Collaborator will design/develop a device to non-intrusively detect explosive materials in cargo and/or vehicles using its Acoustic Core(TM) technology. This will be accomplished by the Collaborator undertaking a trial activity to create a database of acoustic algorithms to be integrated with their Acoustic Core(TM) spectral analysis tools. The Collaborator will develop a device that will screen and detect explosives using the aforementioned technology. For these demonstrations, the Collaborator will provide the data collection hardware, analysis software/hardware system, and technical guidance to use it.

The Air Force Activity will provide the necessary technical support for the trial activity phase and cargo pallets and/or vehicles for the demonstration phase. The Air Force Activity will also provide the facilities, explosives and resources necessary to conduct this demonstration as well as other miscellaneous materials and equipment, that are agreed upon, that might be required. The demonstration team will consist of personnel from the Collaborator, Air Force Activity, and other USAF/DOD personnel from the operating location, and technical experts as required. In general, USAF personnel will be responsible for demonstration of the system with assistance from the Collaborator and the Collaborator will be responsible for setup and operation of the system with oversight and assistance from USAF personnel.

4.0  Technical Tasks.

4.1  Air Force Activity will be responsible for the following tasks:

     - Provide suitable demonstration items for the length of the demonstration
     - Provide technical data/support for the purpose of developing the necessary database for the demonstration.
     - Review and acceptance of the design of the system for the length of the demonstration
     -   Procure/make available necessary explosives for the demonstration
     - Provide personnel and support activities necessary for the length of the demonstration
     -   Agree to and coordinate demonstration execution criteria
     -   Execute the agreed demonstration plans
     -   Prepare an after initiative report


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4.2  The Collaborator will be responsible for the following tasks:

     - The design, develop and manufacture the software/hardware system(s) required for the demonstration
     - Supplying the system(s) for the length of the demonstrations. Specific time period to be agreed upon by both parties
     -   Assisting with the set up of equipment for the demonstrations
     -   Supporting the demonstrations as required
     -   Providing the system replacement parts as required
     - Assisting the USAF in preparing required reports, plans and other submissions as requested
     -   Provide information/guidance for best data collection of the system

5.0 Deliverables or Desired Benefit. From this demonstration, the Air Force Activity expects to gain enough data/knowledge about Acoustic Core(TM) technology's explosive detection capability to determine whether it has the potential to enhance the USAF mission accomplishment. The results will be provided to USAF personnel to determine the value of Acoustic Core(TM) technology and whether it warrants further analysis for an acquisition decision. From this demonstration, the Collaborator will use the results of this demonstration to improve their probability of a USAF wide implementation of this system.

6.0 Milestones. The following table shows major milestones for this demonstration. All dates may slip due to unforeseen circumstances (manufacturing delays, facility and measuring equipment unavailable due to mission requirements, personnel deployments, etc.).


               EVENT                         START               FINISH
------------------------------------- -------------------- -------------------
CRADA approval                              Jul 02               Aug 02
------------------------------------- -------------------- -------------------
Air Force Activity  and
Collaborator agree on specific
requirements document                       Jun 02               Aug 02
------------------------------------- -------------------- -------------------
Air Force Activity (or agents) and
Collaborator will work trial                Aug 02               Oct 02
activities on database
------------------------------------- -------------------- -------------------
Air Force Activity and Collaborator
will agree on specific design of            Jun 02               Aug 02
detection portal
------------------------------------- -------------------- -------------------
Collaborator will develop detection
portal and interface with detection         Aug 02               Dec 02
portal system
------------------------------------- -------------------- -------------------

         Phase I Execution

?  Air  Force  Activity (or agents)
and Collaborator
                                            Jan 03               Feb 03
-        Full system setup
-        Data collection
-        Evaluate Data
------------------------------------- -------------------- -------------------
         Phase II Execution

? Air Force Activity (or agent)
and Collaborator system installation

? Collaborator final data collection
                                            TBD                  TBD

? Air Force Activity data collection
------------------------------------- -------------------- -------------------
Collaborator Report                         TBD                  TBD
------------------------------------- -------------------- -------------------
Air Force Activity After Initiative         TBD                  TBD
Report
------------------------------------- -------------------- -------------------

5.0 Reports. The Collaborator will provide a report of the data/results collected from their optimization software as well as any other finding by the collaborator throughout this demonstration. The Air Force Activity will provide an after initiative report of all data/results collected throughout this demonstration. Proprietary information in any report will be marked appropriately.

                                   APPENDIX B
                         RELEASE OF LIABILITY AGREEMENT

In consideration of being allowed to use the facilities of the United States Air Force, I hereby accept full responsibility for any risks related to my own use of such facilities and for my own safety. I hereby release forever the Government of the United States (U.S. Government), its agencies and personnel, from every liability whatsoever to me arising out of the use of such facilities, including liabilities for personal injury or death and property damage or loss, except to the extent that the death, injury, loss or damage results from the gross negligence or willful misconduct of U.S. Government personnel. For the purposes of this Agreement, "U.S. Government personnel" includes military personnel and civilian employees of the United States, including non-appropriated fund employees acting within the scope of their employment, and the heirs, successors, executors, administrators and assigns of such personnel and employees.

                I make this release for myself and on behalf of my heirs, successors, executors, administrators and assigns.

         ______________                       __________________________________
              Date                            Signature of Collaborator Employee